UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

_______________________________

Date of report (Date of earliest event reported): January 27, 2006

UNION BANKSHARES COMPANY
(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

66 Main Street
Ellsworth, ME 04605
(Address of principal executive offices) (Zip Code)

(207) 667-2504
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item2.02. Results of Operations and Financial Conditions

      On January 27, 2006, Union Bankshares Company issued a press release with information regarding the results of operation and financial condition for the year and three months ended December 31, 2005. A copy of the press release dated January 27, 2006 is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release dated January 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By: /s/ Timothy R. Maynard

Name: Timothy R. Maynard
Title: Senior Vice President,
Chief Financial Officer

Date: January 27, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 27, 2006